SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          FORM 8-K/A (Amendment No. 1)

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): March 13, 2002

                                      Wyeth
             (Exact name of registrant as specified in its charter)


      Delaware                        1-1225                    13-2526821
(State or other jurisdiction       (Commission File            (IRS Employer
of incorporation)                   Number)                 Identification No.)




Five Giralda Farms, Madison, New Jersey                           07940
(Address of Principal Executive Offices)                       (Zip Code)



        Registrant's telephone number, including area code:  973-660-5000

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     The  Current  Report on Form 8-K dated March 13, 2002 and filed by Wyeth on such date with the Securities and Exchange Commission (the "Original Filing") is hereby amended to delete Item 5 in its entirety and replace it with Item 9 set forth below.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

          (13) Wyeth 2001 Annual Report to Stockholders (incorporated by reference to Exhibit 13 to the Original Filing).

Item 9.  Regulation FD Disclosure

     Attached as Exhibit 13 hereto is the Wyeth 2001 Annual Report to Stockholders. This information is not being filed but rather is being furnished under Regulation FD. Wyeth has posted the Annual Report on its internet website at www.wyeth.com.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WYETH

                                         By:   /s/ Kenneth J. Martin
                                               Kenneth J. Martin
                                               Executive Vice President
                                               and Chief Financial Officer
                                               (Duly Authorized Signatory)



Dated:  Decmber 23, 2002